SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Government & Agency Securities Portfolio
DWS Government Money Market Series
DWS Treasury Portfolio
DWS Government Money Market VIP

On April 2, 2024, certain changes to the federal regulations that govern money market funds are effective and the following changes to each fund’s prospectus will be effective.
The following information replaces existing similar disclosure contained in the “PRINCIPAL INVESTMENT STRATEGIES” section of the “FUND DETAILS” section of each fund’s prospectus(es).
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The fund maintains certain minimum liquidity standards such that:
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the fund may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the fund would have invested less than 25% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct US government obligations);
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(For DWS Government & Agency Securities Portfolio, DWS Government Money Market Series and DWS Government Money Market VIP): the fund may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the fund would have invested less than 50% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct US government obligations and government agency discount notes with remaining maturities of 60 days or less);
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(For DWS Treasury Portfolio): the fund may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the fund would have invested less than 50% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct US government obligations); and
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the fund may not purchase an illiquid security if, immediately after purchase, the fund would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the fund).

For DWS Government & Agency Securities Portfolio and DWS Treasury Portfolio only, the following language is deleted under “PRINCIPAL INVESTMENT STRATEGIES” section of the “FUND DETAILS” section of each fund’s prospectus(es).
In July 2023, changes to the federal regulations that govern money market funds, including government money market funds like the fund, were adopted. The changes will be effective at various times in 2023 and 2024. Among the changes are: (i) an increase in the minimum investment percentages in securities offering daily and weekly liquidity and (ii) removal of the ability to temporarily suspend (gate) redemptions.

The following disclosure replaces similar disclosure under the “OTHER POLICIES AND RISKS” or “OTHER POLICIES” section in the “FUND DETAILS” section of each fund's prospectus(es).
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While the fund does not intend to impose a liquidity fee in connection with the implementation of federal regulations relating to money market funds, the fund may elect to do so in the future.

The following disclosure is added under the “OTHER POLICIES AND RISKS” or “OTHER POLICIES” heading of the “FUND DETAILS” section of each fund’s prospectus(es):
March 25, 2024
PROSTKR24-15

Potential negative interest rates
In the event that the fund has a negative gross yield as a result of negative interest rates (a “negative interest rate event”), it may be challenging or impossible to maintain a stable net asset value (NAV) of $1.00 per share. However, regulations that govern the operation of money market funds permit the fund, if experiencing a negative interest rate event, to seek to continue to provide a stable NAV of $1.00 per share by using a Reverse Distribution Mechanism (RDM) which reduces the number of shares in proportion to the fund’s negative income. Shares may continue to have a NAV of $1.00 per share, but each shareholder would have fewer shares. The fund will use an RDM to cancel shares held by shareholders only if the fund’s Board determines that using an RDM is in the best interests of the fund and its shareholders.
If the fund chooses to use an RDM to cancel fund shares, the fund’s per-share NAV may remain stable, but shareholders will lose money as a result of the fund’s negative gross yield. In the event that shares are canceled, tax treatment of distributions and shareholder basis is uncertain. You should consult with your tax advisor to determine whether you will experience any negative tax consequences as a result of the fund’s use of an RDM. Account statements will include disclosure regarding share cancellations if an RDM is used.
Please Retain This Supplement for Future Reference
March 25, 2024
PROSTKR24-15